EXHIBIT 99.3

                          UNITED STATES DISTRICT COURT
                          NORTHERN DISTRICT OF ILLINOIS

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                                          :
UNITED STATES SECURITIES                  :
AND EXCHANGE COMMISSION,                  :
                                          :
             Plaintiff,                   :
                                          :     CIVIL
             v.                           :     ACTION
                                          :     FILE NO.
HOLLINGER INTERNATIONAL, INC.,            :
                                          :
             Defendant.                   :
                                          :
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                                   CONSENT OF
                     DEFENDANT HOLLINGER INTERNATIONAL, INC.

      A. Defendant Hollinger International, Inc.. ("Defendant" or "Hollinger International"):

            1. Waives receipt of the Complaint for Permanent Injunction and Other Equitable Relief ("Complaint") filed by Plaintiff U.S. Securities and Exchange Commission ("Plaintiff Commission") and summons in this action, enters a general appearance, admits the jurisdiction of the Court over it and over the subject matter hereof, and waives the filing of an Answer;

            2. Solely for purposes of this proceeding or any other proceeding to which the Commission is a party, and without admitting or denying the allegations of the Complaint, except as to jurisdiction, which is admitted, hereby voluntarily consents to the entry of the attached Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief ("Partial Final Judgment") against it without further notice;

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            3. Enters into this Consent voluntarily and acknowledges that no threats, offers, promises or inducements of any kind whatsoever have been made by the Plaintiff Commission or anyone else in consideration of this Consent;

            4. Waives any right it may have to appeal from the Partial Final Judgment, while reserving its right to contest any additional remedies sought by the Plaintiff Commission pursuant to Paragraph G, but subject to the terms of Paragraph N below, and to appeal from any adverse decision concerning any such request for additional remedies;

            5. Understands that the terms of the Partial Final Judgment are enforceable through contempt proceedings;

            6. Agrees that it will not oppose enforcement of the Partial Final Judgment on the ground that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure and waives any objections based thereon;

            7. Agrees that it does not and will not oppose the validity of the attached Partial Final Judgment on any jurisdictional ground;

            8. Waives service upon it of the Partial Final Judgment and agrees that the entry of the Partial Final Judgment by the Court and filing with the Clerk in the United States District Court for the Northern District of Illinois will constitute notice to it of the terms and conditions of such Partial Final Judgment; and

            9. Agrees that the Court shall retain jurisdiction of this matter for all purposes.

      B. Plaintiff Commission and Defendant Hollinger International agree that this Consent shall be incorporated by reference into the Partial Final Judgment with the same force and effect as if fully set forth therein.


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

      C. Plaintiff Commission and Defendant Hollinger International waive the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

      D. Understands and agrees to comply with the Plaintiff Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings." (17 C.F.R. ss.202.5(e)). In compliance with this policy, Defendant Hollinger International agrees not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the Complaint or creating the impression that the Complaint is without factual basis. If Defendant Hollinger International breaches this agreement, the Plaintiff Commission may petition the Court to vacate the Partial Final Judgment. Nothing in this provision affects Defendant Hollinger International's testimonial obligations or right to take legal positions in litigation in which the Plaintiff Commission is not a party.

      E. Acknowledges and agrees that this proceeding and its Consent are for the purposes of resolving this proceeding only, in conformity with the provisions of 17 C.F.R. 202.5(f), and do not resolve, affect, or preclude any other proceedings that may be brought against it. Consistent with the provisions of 17 C.F.R. 202.5(f), Defendant Hollinger International waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant Hollinger International acknowledges that the Court's entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to


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

membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding.

      F. Waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to pursue reimbursement of attorney's fees or other fees, expenses or costs expended by Defendant Hollinger International to defend against this action. For these purposes, Defendant Hollinger International agrees that it is not the prevailing party in this action since the parties have reached a good faith settlement.

      G. Agrees that the Court will determine, in a separate hearing, whether it is appropriate to require Defendant Hollinger International to pay disgorgement, prejudgment interests and civil penalties, and determine whether it is appropriate to order other equitable relief against Defendant Hollinger International. At that hearing, Defendant Hollinger International will be precluded from denying that it engaged in the violations of the federal securities laws alleged in the Complaint but may contest new allegations as provided in Paragraph N below.

      H. Agrees to comply with its Undertakings:

            1. to have its special committee, the resolutions for which were attached as an exhibit to a Form 8-K that Hollinger International filed with the Commission on June 18, 2003 (the "Special Committee"), complete its independent review and investigation of the matters set forth in its authorizing resolution;


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            2. to permit the Special Committee to take whatever actions it, in its sole discretion, deems necessary to fulfill its mandate as set forth in its authorizing resolutions.

            3. to, immediately upon request of the Special Monitor appointed in Paragraph I. herein, deliver and otherwise make available to the Special Monitor all of the work and workproduct of the Special Committee and its advisors.

            4. to provide the Court and the parties with one or more written reports discussing the result of the investigation within 120 days, subject to such reasonable extensions as may be agreed between the Commission and Hollinger International, or as ordered by the Court.

      I. Agrees that Richard C. Breeden shall become Special Monitor of Hollinger International, with the powers set forth in Paragraph J. below, immediately upon the occurrence of any one or more of the following events (each a "Triggering Event"):

      o The adoption by the Board of Directors of a resolution discharging the Special Committee (unless the Special Committee has filed a certification with this Court that it believes that it has fully completed its work and complied in full with its Undertakings);

      o The adoption by the Board of Directors of any resolution that diminishes or limits the powers of the Special Committee;

      o The adoption by the Board of Directors of any resolution that narrows the scope of the Special Committee's independent review and investigation of the matters set forth in the authorizing resolution;


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      o     The removal of any of the members of the Special Committee as a member of Hollinger International's board of directors;

      o The removal by the Board of Directors any of the members of the Special Committee as a member of the Special Committee;

      o     The removal of any of the directors prior to the end of their term;

      o The failure to nominate or the failure to re-elect any incumbent director (unless such director voluntarily decides not to seek renomination or re-election to the board of directors);

      o The election of any new person as a member of the board of directors, unless:

            o the incumbent directors are filling an existing vacancy and such election is supported by 80% of the then incumbent directors; or

            o such director was nominated with the concurrence of 80% of the then incumbent directors and elected at an annual shareholders' meeting;

      o The addition of any new members to the Special Committee, without the consent of all of the existing members of the Special Committee; or

      o     Upon application of the Plaintiff Commission to the Court.

The Special Monitor's mandate will be to protect the interests of the non-controlling shareholders of Defendant Hollinger International to the extent permitted by law, to prevent the dissipation of the assets of Defendant Hollinger International, to investigate possible illegal or improper conduct by Hollinger International or any of its current or former officers, directors, employees and agents, or other persons acting in concert or participation with them, to recover


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property of Hollinger International, and to assert claims upon behalf of the
Defendant Hollinger International that he believes are appropriate based upon his investigation.

      If before a Triggering Event occurs, the Special Committee files with the Court and serves upon the Commission a certification Court that it believes that it has fully completed its work and complied in full with its Undertakings, and the Commission concurs with the certification, the provisions of this Paragraph
I. Shall lapse.

      J. Agrees that, upon the occurrence of a Triggering Event, the Special Monitor shall be, and hereby is, authorized to:

            1. Conduct an investigation of possible illegal or improper acts by Hollinger International and its former or current officers, directors, employees and agents or other persons acting in concert or participation with them, including, but not limited to, the possible misappropriation or waste of corporate assets, self-dealing, unauthorized or undisclosed related party transactions or other violations of fiduciary duties, material misstatements to the investing public, material accounting irregularities, improper acts related to tax obligations, or any matter that the Special Committee had been authorized to investigate.

            2. Commence and prosecute litigation on behalf of the Hollinger International seeking legal and equitable remedies, including but not limited to:

            a. claims for the return of corporate property that was transferred without authorization;


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            b.    claims for damages suffered as the result of any tortious, illegal or improper acts;

            c.    claims for breach of contract;

            d. claims to enforce agreements, relevant to the mandate of the Special Monitor, between Hollinger International and any other party; and

            e.    claims for equitable relief.

            3. Provide to the Court and the parties with one or more written reports discussing the result of the investigation within 120 days, subject to such reasonable extensions as may be agreed between the Commission and the Special Monitor, or as ordered by the Court.

            4. Take any others steps he deems necessary to fulfill his mandate, as set forth in this Partial Final Judgment.

      K. Agrees that, in furtherance of the Special Monitor's mandate, upon the occurrence of a Triggering Event,

            1. Defendant Hollinger International shall:

            a. immediately provide the Special Monitor with full access to all of Hollinger International's corporate records;

            b. immediately require all Hollinger International officers, directors, employees and agents to cooperate fully with the Special Monitor and to respond, within the time requested by the Special Monitor, to any inquiries or questions by the Special Monitor;

            c. pay the Special Monitor reasonable compensation and expense reimbursement in amounts commensurate with the services performed by the Special


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

                  Monitor. Defendant Hollinger International shall, within one day of the request of the Special Monitor, establish an escrow account, and fund that account with $750,000 (the "Initial Amount"), to be used to pay the fees and expenses of the Special Monitor and of the advisers and experts hired or retained by the Special Monitor. The Special Monitor may apply to the Court for such compensation and expense reimbursement monthly and such amounts shall be drawn from the escrow account. Defendant Hollinger International shall continue to provide additional funds to the escrow account as necessary to maintain at all times a balance equal to or greater than the Initial Amount;

            2. The Special Monitor has the authority to engage in discovery, including to issue subpoenas for documents or depositions, consistent with the Federal Rules of Civil Procedure and the Local Rules for the United States District Court for the Northern District of Illinois, concerning any subject matter relating to the Special Monitor's mandate.

            3. The Special Monitor has the right to retain legal, financial and other experts including, but not limited to, the retention of legal counsel and forensic accountants, to assist the Special Monitor in performing his or her duties and agrees that Hollinger International will be liable for the reasonable compensation of such experts.


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      L. Agrees that Plaintiff Commission, upon the entry of this Order, and the
Special Monitor, upon the occurrence of a Triggering Event, may engage in expedited discovery and responses to discovery requests shall be produced within five (5) business days after service.

      M. Agrees that Plaintiff Commission, upon the entry of this Order, and the Special Monitor, upon the occurrence of a Triggering Event, shall have the right to petition the Court for immediate relief if Plaintiff Commission and/or the Special Monitor deem that any of Defendant Hollinger International's ongoing activities are not in the best interest of its non-controlling shareholders.

      N. Agrees that Plaintiff Commission has the right to amend the Complaint and, among other things, make additional allegations and add additional counts of violations and bring additional charges against Defendant based on the same conduct underlying the Commission's Complaint in this action, provided that Defendant has the right to contest and defend against such additional allegations or counts; and

      O. Agrees that Plaintiff Commission may present the Partial Final Judgment to the Court for signature and entry without further notice.

      P. This Consent and the factual allegations of the Complaint shall not be binding upon anyone other than the parties hereto.


/s/ Gordon A. Paris
-------------------
On behalf of Hollinger International, Inc.
Dated: January 16, 2004


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

Sworn before me this 16th
day of January, 2004


/s/ Linda S. Hudson
-------------------
NOTARY PUBLIC

My Commission expires: March 31, 2005
Fairfield County, Connecticut


/s/ Peter K.M. Chan
-------------------
Peter K.M. Chan                                 Dated: January 16, 2004
An Attorney for Plaintiff
Securities and Exchange Commission
175 W. Jackson Boulevard, Suite 900
Chicago, Illinois 60604
Telephone: (312) 353-7390


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